Exhibit 99.1

Reliance Global Group Completes Sale of Southwestern Montana Insurance Center for $2.625 Million in Cash at Closing Plus Uncapped Earnout

This transaction is in addition to the previously announced pending sale of Altruis Benefit Consulting

LAKEWOOD, N.J., September 14, 2026 (GLOBE NEWSWIRE) — Reliance Global Group, Inc. (Nasdaq: EZRA) (“Reliance,” “EZRA” or the “Company”), an InsurTech company leveraging artificial intelligence, cloud computing and advanced technologies to transform the insurance agency/brokerage industry, today announced that it has completed the sale of its Southwestern Montana Insurance Center subsidiary, a Montana-based full-service insurance agency, for $2.625 million in cash at closing, plus an uncapped earnout, if any, based on the agency’s EBITDA performance for the twelve months ending August 31, 2027. No shares were issued in connection with the transaction. The Southwestern Montana Insurance Center sale is in addition to the previously announced expected sale of the Michigan-based Altruis Benefit Consulting agency.

The completed transaction represents the continued execution of the portfolio monetization strategy of non-core agencies that Reliance launched in 2025. The Company is selectively monetizing mature insurance agency assets to strengthen its balance sheet and redeploy capital into its proprietary AI platform, RELI Exchange, other high-growth InsurTech initiatives, and accelerate the repayment of the company’s term debt.

Key Terms and Expected Impact

●	Cash at closing plus uncapped earnout; zero dilution. The Company received $2.625 million in cash at closing, based on a multiple of 8.75 times pro forma EBITDA of $300,000. In addition, the transaction provides for an uncapped earnout, if any, equal to 8.75 times the amount by which the agency’s EBITDA exceeds $300,000 for the twelve months ending August 31, 2027, payable, if earned, following the first anniversary of the closing. No shares were issued in connection with the transaction.

●	Transaction completed. The sale of Southwestern Montana Insurance Center closed on September 11, 2026, effective as of September 1, 2026, marking the successful completion of another transaction under the Company’s portfolio monetization strategy.

●	Continued execution of the strategy. The completed transaction represents further execution of a non-core agency divestiture under the Company’s portfolio monetization strategy and demonstrates the Company’s continued discipline in unlocking the value of Reliance’s non-core assets while increasing investment in higher-growth technology initiatives.

●	Enhanced financial flexibility. The completed transaction provides the Company with additional capital and financial flexibility to support operations, growth and strategic investment, including continued investment in its proprietary AI platform, RELI Exchange and other technology initiatives.

Strategic Rationale

In 2025, Reliance launched a portfolio monetization strategy to unlock the value of non-core insurance agency assets while accelerating its evolution into a technology-driven InsurTech company. By selectively monetizing established insurance operations, the Company expects to strengthen its balance sheet, improve financial flexibility and redeploy capital into its proprietary AI platform, RELI Exchange and other strategic growth initiatives that management believes offer greater long-term growth opportunities.

The completed Southwestern Montana transaction represents another milestone in executing the strategy. The transaction is expected to strengthen the Company’s financial position and increase the capital available to accelerate development of the Company’s proprietary AI platform, expand the RELI Exchange network and pursue additional strategic growth opportunities.

“The completed sale of Southwestern Montana Insurance Center reflects the continued execution of our portfolio monetization strategy, a disciplined capital allocation approach designed to unlock the value of our mature insurance agency portfolio and redeploy that capital into higher-growth opportunities,” said Ezra Beyman, Chairman and Chief Executive Officer of Reliance Global Group. “This transaction was driven by strategy and reflects our commitment to building a stronger, more focused technology-driven company while maximizing long-term shareholder value.”

“This closing builds on the momentum of our recent tech developments and represents another step in repositioning Reliance for its next phase of growth,” Mr. Beyman continued. “We believe this transaction provides us with greater financial flexibility and increased capacity to invest in our AI platform, RELI Exchange and other strategic growth initiatives. We believe this disciplined approach positions Reliance to create meaningful long-term value for our shareholders.”

About Reliance Global Group, Inc.

Reliance Global Group, Inc. (Nasdaq: EZRA) is an InsurTech company leveraging artificial intelligence, cloud computing and advanced technologies to transform the insurance agency/brokerage industry. Through its growing portfolio of proprietary AI solutions and insurance operations, the Company is focused on enhancing operational efficiency, improving customer experiences and creating long-term shareholder value. Further information about the Company can be found at https://www.relianceglobalgroup.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than statements of historical fact and may be identified by the use of words or expressions such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “target,” “project,” “potential,” or similar expressions, or by discussions of strategy, plans or intentions. Forward-looking statements in this press release include, without limitation, statements regarding: the amount, timing and payment of the earnout consideration, if any; the anticipated benefits of the completed sale of Southwestern Montana Insurance Center; the previously announced proposed sale of Altruis Benefit Consulting, including the negotiation and execution of definitive agreements and the timing of any closing; the Company’s intended use of proceeds and the anticipated effects of the transaction on the Company’s cash position, capital structure and financial flexibility; the Company’s portfolio monetization strategy, including the monetization of mature insurance distribution assets and the redeployment of capital; and the continued development, deployment and potential commercialization of the Company’s proprietary artificial intelligence platform and its RELI Exchange InsurTech platform.

These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and other factors, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by these forward-looking statements.

Such risks and uncertainties include, without limitation: the risk that the earnout consideration is not earned or paid, in whole or in part, including because the EBITDA of the divested agency, which will be operated by the buyer following the closing, does not exceed the applicable threshold; the subordination of the Company’s right to receive the earnout consideration; the loss of the revenue and operating cash flow historically contributed by Southwestern Montana Insurance Center and the resulting impact on the Company’s consolidated results of operations; with respect to the proposed Altruis transaction, the risk that definitive agreements are not negotiated or executed, that closing conditions are not satisfied or waived, or that the transaction is delayed or terminated; the risk that the Company is unable to redeploy capital into initiatives that generate the anticipated returns; the Company’s ability to maintain compliance with the continued listing standards of The Nasdaq Capital Market; the Company’s ability to access additional capital on acceptable terms, or at all; the development, deployment, market acceptance and potential commercialization of the Company’s proprietary artificial intelligence technologies; competition, regulatory developments and other risks affecting the insurance brokerage and InsurTech industries; and general business, economic, market and geopolitical conditions. Additional information regarding these and other factors that may cause actual results to differ materially is included under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and in the Company’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, copies of which are available free of charge at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investor Relations Contact:

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Tel: +1 (212) 671-1020

Email: EZRA@crescendo-ir.com